SECURITIES AND EXCHANGE COMMISSION

     WASHINGTON, D.C. 20549









     FORM 8-K






     CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)
September 30, 1996



              M.G. Products, Inc.
(Exact Name of Registrant as Specified in Charter)



  California               0-18660            33-0098392
(State or Other          (Commission File    (IRS Employer
Jurisdiction if             Number)        Indentification)
of Incorportion


8154 Bracken Creek, San Antonio, Texas       78266-2143
(Address of Principal Executive Offices)     (ZipCode)


Registrant's telephone number,including area code
(210)651-5188


Item 1.  Changes in Control of Registrant.

          On September 30, 1996, M.G. Products, Inc.
("M.G.") sold 3,642,076 shares (the "Shares") of its authorized but theretofore unissued no par value common stock to Exportadora Cabrera, S.A. de C.V. ("Exportadora"), a major M.G. shareholder and creditor, pursuant to a Purchase Agreement dated as of September 30, 1996 between
Exportadora and M.G.  The Purchase Agreement constitutes
Exhibit 1 to this Report.

               The Shares were issued in cancellation of $2,003,141 of M.G.'s indebtedness to Exportadora. The $2,003,141 indebtedness was incurred in M.G.'s acceptance of cash advances and the purchase of goods and services from several subsidiaries of Exportadora. Immediately after the closing of the transaction, Exportadora owned 7,245,144 of the then outstanding 14,206,154 shares, being 51%.

               The price of 55> per share was determined by arms-length negotiations between the independent directors of M.G. and representatives of Exportadora in June of 1996. The delay in closing the transaction was due, inter alia, to the requirement of filing a pre-merger notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

               Exportadora purchased the Shares for
investment.  The Shares are subject to the Shareholders'
Agreement referred to below.

               Concurrent with the execution of the Purchase Agreement and as a condition to the sale of the Shares, M.G., Exportadora, Michael P. Farrah, the Michael Patrick Farrah Trust, a recently created and as yet unfunded revocable inter-vivos trust, the Shannon Ann Farrah Trust, Shannon Ann Farrah, the 1996 Shannon Ann Farrah Trust and the 1996 Michael P. Farrah Trust (collectively hereinafter referred to as the "Participants") entered into a Shareholders' Agreement dated September 30, 1996. A copy constitutes Exhibit 2 to this Report.

               The major provisions of the Shareholders'Agreement are:

          (i)  Restrictions Against Transfer.

               The Shareholders' Agreement contains
restrictions against the transfer of shares of M.G. common stock by the Participants, and grants Participants options and rights of first refusal to purchase shares from other
Participants, under certain circumstances.

          (ii) Voting Agreement and Irrevocable Proxy.

               The Shareholders' Agreement provides that for voting purposes the shares of the Participants will be pooled and then equally divided between two groups (the Farrah Group and the Exportadora Group) so as to achieve equal voting power between the two groups despite the fact that one group owns a greater number of shares than the other.

               The Farrah Group consists of Michael P.
Farrah, the Michael Patrick Farrah Trust, the 1996 Michael
P. Farrah Trust, Shannon Ann Farrah, the 1996 Shannon Ann Farrah Trust, and the Shannon Ann Farrah Trust. Michael Farrah is the sole beneficiary of the independently trusteed 1996 Michael P. Farrah Trust, and of the Michael Patrick Farrah Trust, of which he is the trustee. Shannon Ann Farrah is the sole beneficiary of the independently trusteed Shannon Ann Farrah Trust and of the independently trusteed 1996 Shannon Ann Farrah Trust.

               The Exportadora Group consists of Exportadora Cabrera, S.A. de C.V. and of Mr. Juan Pablo Cabrera. Mr. Juan Pablo Cabrera, who on September 30, 1996 owned 30,770 shares of M.G.'s common stock is a director of M.G. and its Chairman of the Board and Chief Executive Officer. Mr. Cabrera is also an officer of Rooster Products, Inc., the U.S. marketing and distribution subsidiary of Exportadora, based in San Antonio, Texas.

               The pooled shares will be voted for the
Farrah Group by Michael P. Farrah and for the Cabrera Group by Alejandro Cabrera Robles, or their successors or assigns, pursuant to irrevocable proxies. Michael Farrah is Vice President of Manufacturing of an affiliate of M.G. and a Director of M.G. Mr. Alejandro Cabrera Robles is the Chairman of Exportadora, a Mexican holding company which he controls, based in Guadalajara, Mexico, is a director of M.G. and is the father of Juan Pablo Cabrera.

               As shown in the table on page 4, on October
1, 1996 the Farrah Group owned 3,642,965 shares and the Cabrera Group owned 7,275,914 shares of M.G. common stock.

               The Shareholders' Agreement terminates on
September 30, 1999 or earlier if sales or other dispositions by the Farrah Group or the Cabrera Group pursuant to the Shareholders' Agreement have resulted in such Group owning less than 50% of that Group's shares shown in the preceding paragraph.


           (iii)    Registration Rights.

               The Shareholders' Agreement grants the
Participants the right to include all or any of their shares of M.G. common stock in Registration Statements that M.G. may file under the Securities Act of 1933. If before September 30, 1998 no Participant had the opportunity to participate in any such Registration Statement, the Participants have the one-time right to demand that M.G. register any or all of their M.G. shares.

           (iv)     Other Provisions.

               The foregoing summary of certain provisions of the Shareholders' Agreement does not fully describe the agreement, which includes numerous other provisions typically contained in agreements of this type. Reference is made to the Shareholders' Agreement of which a copy is filed as Exhibit 2 to this Report.

               The following table sets forth as of October
1, 1996 information with respect to the beneficial ownership of M.G.'s common stock by each member of the Farrah Group and of the Exportadora Group.


Shareholder                No. of Shares           Percent of
Name and Address                                Outstanding Shares

Exportadora Cabrera,
SA de CV.
Paraiso 1750
Colonia del Fresno
Guadalajara, Jalisco
Mexico 44900                7,245,144                51%

Juan Pablo Cabrera
8154 Bracken Creek
San Antonio, Texas
78266-2143                     30,770                  *

Michael Farrah
8154 Bracken Creek
San Antonio, Texas
78266-2143                    883,557                  6.22%

Michael Patrick Farrah Trust
c/o Michael Farrah
8154 Bracken
CreekSan Antonio, Texas
78266-2143                         0                   0

Shannon Ann Farrah
11730 E. Lusitano Place
Tucson, Arizona
85748                         100,000                  *

The Shannon Ann Farrah Trust
Edward C. Kliem, Jr., trustee
21671 Branta Circle
Huntington Beach,
California 92646              779,547               5.49%

The1996 Michael P.Farrah Trust
Barry R. Shreiar, trustee
4590 MacArthur Boulevard,Suite 390
Newport Beach, California
92660                         939,930               6.62%


1996 Shannon Ann Farrah Trust
Barry R. Shreiar, trustee
4590 MacArthur Boulevard,Suite 390
Newport Beach, California
92660                         939,931               6.62%



*Less than 1%





              The voting rights and investment power with respect to all of these shares are restricted pursuant to the terms of the Shareholders' Agreement.

               The shares in the 1996 Michael P. Farrah
Trust and the 1996 Shannon Ann Farrah Trust were sold to the Trusts by Mr. Patrick Farrah, the father of Michael and of Shannon and formerly a director and the Chief Executive Officer of M.G.

               Each Trust paid for the shares with its
Promissory Note which is collateralized by a pledge of the shares. Accordingly, should there be a default in the payment of principal or interest on the Promissory Notes or any other default under the Pledge Agreements, Patrick Farrah has the right to foreclose on the shares in the Trust involved. In such event the Participants have the right of first refusal to acquire the shares proposed to be foreclosed on.

               The 1996 Michael P. Farrah Trust and the 1996
Shannon Ann Farrah Trust and the attachments thereto are filed as Exhibits 3 and 4 respectively, to this Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits.

               Exhibit 1   Purchase Agreement dated
September 30, 1996, exclusive of the exhibits thereto.

               Exhibit 2  Shareholders' Agreement dated
September 30, 1996

               Exhibit 3  The 1996 Michael P. Farrah Trust

               Exhibit 4  The 1996 Shannon Ann Farrah Trust




     SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   M.G. PRODUCTS, INC.




October 8, 1996                    By   /s/ ISHMAEL D.GARCIA
                                        Ishmael D. Garcia
                                        Chief Financial
Officer



EXHIBIT INDEX



Exhibit No.                   Description

Exhibit 1 Purchase Agreement dated September 30, 1996 between M.G. Products, Inc. and Exportadora Cabrera, S.A. de
C.V., exclusive of exhibits thereto.

Exhibit 2 Shareholders' Agreement dated September 30, 1996 among M.G. Products, Inc., Exportadora Cabrera, S.A. de C.V., Michael P. Farrah, The Shannon Ann Farrah Trust, Shannon Ann Farrah, The 1996 Shannon Ann Farrah Trust, and The 1996 Michael P. Farrah Trust.

Exhibit 3      The 1996 Michael P. Farrah Trust

Exhibit 4      The 1996 Shannon Ann Farrah Trust